Exhibit 10.14

                      FIRST AMENDMENT TO PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT ("First Amendment") is made as of the 9th day of August, 2001, by and between Waterton Rock, Limited, an Arkansas limited partnership ("Seller") and KelCor, Inc., a Missouri corporation ("Buyer").
                                   WITNESSETH:

     WHEREAS, Seller and Buyer executed that certain Purchase Agreement dated as of July 10, 2001 (the "Original Contract") pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, that certain parcel of land and improvements commonly known as The Landings at Rock Creek, located in Little Rock, Arkansas (the "Property"); and

     WHEREAS, the Original Contract provides that the Due Diligence Period will expire on August 9, 2001.

     WHEREAS, the parties hereto desire to amend the Original Contract in accordance with the terms and conditions specified herein.

     NOW, THEREFORE, in consideration of the foregoing covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. The foregoing recitals are hereby incorporated into this First Amendment. All capitalized terms not defined herein shall have the same meaning ascribed to them in the Original Contract. The Original Contract as hereby amended shallbe referred to collectively as the "Contract" and all references in the Original Contract to "this Agreement", "the Agreement," or "herein" or similar terms shall mean the Original Contract, as amended by this First Amendment.

2. Due Diligence. Buyer hereby confirms that it has completed its due diligence and hereby waives its right to terminate the Contract set forth in Paragraph 5. Buyer's execution of this First Amendment shall serve as the timely delivery of the Due Diligence Notice.

3. Additional Deposit. Within two (2) business days of the complete execution of this First Amendment, Buyer shall deliver to the Title Company the Additional Deposit.

4. Lender Approval Period. Paragraph 3(D)(2) of the Original Contract is hereby modified to change the Lender Approval Period to August 31, 2001. If Buyer fails to obtain the Lender Approval by such date, Buyer shall have the right to terminate the Agreement in accordance with the terms of Paragraph 3(D)(2).

5. Closing Date. Paragraph 3B of the Original Contract is hereby modified to change the Closing Date to September 18, 2001. Buyer retains the right pursuant to Paragraph 3(D)(5) to extend the Closing Date.

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6.   Counterparts;  Facsimile Execution. The parties hereto agree that: (a) this
     First Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one and the same instrument, and that executed counterpart originals shall be satisfactory for purposes of enforcing this First Amendment; and (b) original signatures transmitted via facsimile shall be acceptable for purposes of executing this First Amendment. If counterpart originals are executed and/or original signatures are transmitted by facsimile, the parties hereto shall endeavor in good faith to deliver to each other executed counterpart originals within ten (10) days from the date hereof.

7.   Effect  of  Modification.  Except  as  expressly  modified  by  this  First
     Amendment, the terms and conditions of the Original Contract shall otherwise remain in full force and effect, without change.

          IN WITNESS WHEREOF, the parties hereto have duly executed and sealed this Third Amendment as of the date first above written.

SELLER:


WATERTON ROCK, LIMITED,
an  Arkansas limited partnership

By:      Waterton Rock Investors, Limited,
         an Arkansas limited partnership

                  By: SV L.L.C., an Illinois limited liability company Its general partner


                  By: /s/ Peter M. Vilim
                  Name:   Peter M. Vilim
                  Title:  Member

BUYER:

KelCor, INC.,
a Missouri corporation


By: /s/ David L. Johnson
Name:   David L. Johnson
Title:  Vice President